EXHIBIT 32.2
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                CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350


     Pursuant to 18 U.S.C. ss. 1350, the undersigned officer of Harold's Stores, Inc. (the "Company"), hereby certifies that the Company's Quarterly Report on Form 10-Q for the quarter ended May 5, 2007 (the "Report") fully complies with the requirements of Section 13(a) or 15(d), as applicable, of the Securities Exchange Act of 1934 and that the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.



Date:     June 19, 2007                                /s/ Jodi Taylor
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                                                       Jodi Taylor
                                                       Chief Financial Officer